Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $2,279,509,527.48   $5,460,000,000.00
    Current Floating Allocation Pct.            29.45289387%        70.54710613%

   Total Adjusted Principal Collections   $1,047,313,080.49   $2,507,381,055.33

   Principal Default Amounts                    $126,647.44         $303,352.56
    As a Percentage of Collections               0.01209261%         0.01209838%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $2,118,262,706.01   $5,460,000,000.00
    New Floating Allocation Pct.                27.95182469%        72.04817531%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $19,430,731.15      $46,541,499.77
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,739,509,527.48
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,554,694,135.82
    Payment Rate                                                          45.93%
    Principal Collections                                     $3,201,664,654.52
    Principal Collection Adjustments                            $346,451,758.92
    Principal Collections for Status Dealer Accounts              $6,577,722.38

   Principal Default Amounts                                        $430,000.00
    As a Percentage of Collections                                   0.01209668%

   Aggregate New Principal Receivables                        $3,393,877,314.35

   Ending Principal Receivables                               $7,578,262,706.01
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $65,972,230.92
    Interest Collections                                         $65,910,012.90
    Interest Collections for Status Dealer Accounts                  $62,218.02
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                          10.23%

   Used Vehicle Principal Receivables Balance                   $104,765,145.33
                                                                           1.38%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $23,254,276.62
    Principal Collections                                         $6,577,722.38
    Principal Write Offs                                            $430,000.00
    Interest Collections                                             $62,218.02
   Ending Balance                                                $16,246,554.24

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $606,666,666.67
   Required Subordinated Amount                                 $606,666,666.67

   Required Participation  4.00%                                $218,400,000.00
   Required Participation and Subordinated Amount               $825,066,666.67
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $2,118,262,706.01
    Current Participation Percentage                                     256.74%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $1,066,743,811.64
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,066,743,811.64
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.92071541%

   Total Adjusted Principal collections                         $459,227,299.51
   Principal Default Amounts                                         $55,559.08
   Total Interest Collections                                     $8,524,084.21

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,524,084.21
    Investment and Net Swap Proceeds                              $1,182,786.86
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $13,206,871.07

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $55,559.08
   Current Investor Default Amount Paid                              $55,559.08
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,088,811.99

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $22,916,666.68
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                           9.04450079%

   Total Adjusted Principal collections                         $321,459,109.66
   Principal Default Amounts                                         $38,891.35
   Total Interest Collections                                     $5,966,858.94

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $5,966,858.94
    Investment and Net Swap Proceeds                              $1,069,342.86
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,836,201.80

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $38,891.35
   Current Investor Default Amount Paid                              $38,891.35
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,111,893.79

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,302,083.33
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.92071541%

   Total Adjusted Principal collections                         $459,227,299.51
   Principal Default Amounts                                         $55,559.08
   Total Interest Collections                                     $8,524,084.21

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,524,084.21
    Investment and Net Swap Proceeds                                 $15,064.00
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,039,148.21

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.7052%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,754,300.00
   Net Trust Swap Receipts not req. to be paid                      $118,883.33
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,635,416.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $55,559.08
   Current Investor Default Amount Paid                              $55,559.08
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,014,839.13

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $4,635,416.67
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $118,883.33
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1995-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          12.92071541%

   Total Adjusted Principal collections                         $459,227,299.51
   Principal Default Amounts                                         $55,559.08
   Total Interest Collections                                     $8,524,084.21

  Source and Use of Funds                                    1995-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,524,084.21
    Investment and Net Swap Proceeds                                 $53,632.15
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,077,716.36

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,416,666.67
   Net Trust Swap Receipts not req. to be paid                      $781,250.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,635,416.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $55,559.08
   Current Investor Default Amount Paid                              $55,559.08
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,053,407.28

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1995-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $13,597,222.23
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid               $2,652,777.78
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1995-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          10.33657233%

   Total Adjusted Principal collections                         $367,381,839.61
   Principal Default Amounts                                         $44,447.26
   Total Interest Collections                                     $6,819,267.36

  Source and Use of Funds                                    1996-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,819,267.36
    Investment and Net Swap Proceeds                                 ($1,497.42)
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,617,769.94

    Certificates Outstanding                                    $800,000,000.00
    Certificate Rate                                                     5.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $3,666,666.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,666,666.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $666,666.67
   Servicing Fees Paid                                              $666,666.67
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $44,447.26
   Current Investor Default Amount Paid                              $44,447.26
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,439,989.34

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $32,000,000.00
   Required Participation and Subordinated Amount               $120,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $10,200,000.01
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $188,888.89
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-2
                                                             -------------------
   Certificates                                                 $960,000,000.00
    Current Floating Allocation Percentage                          12.40388679%

   Total Adjusted Principal collections                         $440,858,207.53
   Principal Default Amounts                                         $53,336.71
   Total Interest Collections                                     $8,183,120.84

  Source and Use of Funds                                    1996-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,183,120.84
    Investment and Net Swap Proceeds                                ($94,392.91)
    Reserve Fund Balance                                          $3,360,000.00
   Total Investor Collections and Reserve Fund                   $11,448,727.93

    Certificates Outstanding                                    $960,000,000.00
    Certificate Rate                                                     5.3800%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,304,000.00
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                      $3,200.00
   Current Interest Paid                                          $4,307,200.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $800,000.00
   Servicing Fees Paid                                              $800,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,360,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $53,336.71
   Current Investor Default Amount Paid                              $53,336.71
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,928,191.22

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       05/04/96 09:41 am
 Investor Reporting System  v2.5     Monthly Statement            04/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $106,666,666.67
   Required Subordinated Amount                                 $106,666,666.67

   Required Participation  4.00%                                 $38,400,000.00
   Required Participation and Subordinated Amount               $145,066,666.67

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,360,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $12,194,666.67
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $12,194,666.67
   Interest Payment Amount Paid                                  $12,194,666.67
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $12.70277778
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $12.70277778